UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) On January 16, 2024, the Board of Directors ("Board") of Crown Castle Inc. ("Company") approved expanding the size of the Board to 12 members and appointing Bradley E. Singer as a director and a member of the Board's Audit Committee, each effective January 17, 2024.

There is no arrangement or understanding between Mr. Singer and any other persons pursuant to which he was selected as a director, and there are no related party transactions involving Mr. Singer that are reportable under Item 404(a) of Regulation S-K. Mr. Singer will participate in the Company's non-employee director compensation arrangement (described in the Company's proxy statement filed with the Securities and Exchange Commission on April 3, 2023), as may be amended from time to time.

Mr. Singer has extensive financial, investment and telecommunications industry experience, having served as Partner and Chief Operating Officer of ValueAct Capital, Senior Executive Vice President and Chief Financial Officer ("CFO") of Discovery Communications, Inc., and CFO and Treasurer of American Tower Corporation. Mr. Singer currently serves on the board of directors of Redfin Corporation and Sweetgreen, Inc., each a public company.

(e) To further facilitate a smooth transition of leadership, on January 16, 2024, the Company entered into an agreement with Jay A. Brown, the Company's former Chief Executive Officer ("CEO") and President, pursuant to which Mr. Brown would remain with the Company in an advisory capacity from January 17, 2024 through June 6, 2024. Pursuant to the agreement and while employed as an advisor, he will receive the same base salary as in effect during Mr. Brown's position as the Company's CEO and President.

ITEM 7.01—REGULATION FD DISCLOSURE

On January 17, 2024, the Company issued a press release announcing the appointment of Mr. Singer. The January 17, 2024 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 17, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
The information in Item 7.01 of this Current Report on Form 8-K ("Form 8-K") and Exhibit 99.1 attached hereto are furnished as part of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: January 17, 2024